UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – September 21, 2015

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 18, 2015, ESA P Portfolio L.L.C. and ESH/TN Properties L.L.C., each a subsidiary of ESH Hospitality, Inc., and ESH Strategies Branding LLC, a subsidiary of Extended Stay America, Inc. (together with ESH Hospitality, Inc., the “Company”), collectively as Seller (“Seller”), entered into a Purchase and Sale Agreement (the “Agreement”) with DW Crossland Owner LLC (“Buyer”), an entity indirectly owned (in part) by affiliates of Westmont Hospitality Group. The Agreement provides that at the closing (the “Closing”), Buyer will purchase a portfolio of 53 hotels containing an aggregate of 6,617 rooms and the Crossland Economy Studios name, trademark, service marks, domain names and associated intellectual property for an aggregate amount of $285.0 million in cash, subject to customary adjustments.

The Company expects to complete the transaction in the fourth quarter of 2015. The Agreement provides that the Closing is subject to the satisfaction or waiver of customary closing conditions, but is not subject to a financing or due diligence condition or the receipt of third party consents. The Agreement provides that the Closing will occur on November 16, 2015, subject to the Buyer’s right to elect to extend the Closing until December 9, 2015, by providing written notice of such election not later than November 9, 2015 and depositing an additional $5.0 million in earnest money. No assurance can be given that such customary closing conditions will be fulfilled or that the Company will complete the transaction on the anticipated schedule or at all.

In the Agreement, each party has made customary representations and warranties and has agreed to customary covenants. Seller and Buyer have agreed to indemnify each other for losses arising from certain breaches of representations set forth in the Agreement and for certain other liabilities, as described in the Agreement. The indemnification obligations described in this paragraph are subject to certain limitations which are set forth in the Agreement.

Buyer will make a $20.0 million earnest money deposit (to be increased to $25.0 million, if Buyer exercises its extension right as described above), $15.0 million of which has been deposited and $5.0 million of which will be deposited on October 16, 2015. This earnest money deposit is non-refundable except in the case of an uncured default under the Agreement by Seller. At Closing, the entire earnest money deposit will be credited toward the purchase price. The Agreement requires Buyer to forfeit the earnest money deposit if the Agreement is terminated due to a Buyer default. The Agreement is also subject to termination, in whole or in part, under certain customary circumstances.

Concurrent with the Closing under the Agreement, the parties contemplate executing certain customary ancillary agreements. In addition, the Company contemplates amending its existing intercompany management, services, lease and trademark license agreements governing the hotels to be sold in the transaction.

The above description of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the parties thereto. In particular, the Agreement contains representations and warranties that Seller, on one hand, and Buyer, on the other hand, made to and solely for the benefit of each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties to the Agreement and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the contract or contained in confidential schedules and exhibits not filed with this Current Report on Form 8-K. In addition, some of those representations and warranties (i) may not be accurate or complete as of any specified date, (ii) may be subject to a contractual standard of materiality different from those generally applicable to security holders or (iii) may have been used for the purpose of allocating risk between the parties to the Agreement rather than establishing matters as fact. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information. Security holders are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the parties to the Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01	Regulation FD Disclosure.

On September 21, 2015, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 7.01.

The information contained under this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished pursuant to Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Item 7.01 of this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that this information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

2.1*	Purchase and Sale Agreement, by and between ESA P Portfolio L.L.C., ESH/TN Properties L.L.C and ESH Strategies Branding LLC, collectively, as Seller, and DW Crossland Owner LLC, as Buyer, dated as of September 18, 2015.

99.1	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated September 21, 2015, announcing entry into the Agreement.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Statements related to, among other things, the expected timing, completion and effects of the proposed transaction and all other statements in this report, other than historical facts, as such, may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results or performance to differ from those projected in the forward-looking statements, possibly materially. For a description of factors that may cause the Company’s actual results or performance to differ from any forward-looking statements, please review the information under the headings “Cautionary Note Regarding Forward-looking Statements” and “Risk Factors” included in the Company’s combined annual report on Form 10-K filed with the SEC on February 26, 2015 and other documents of the Company on file with or furnished to the SEC. In particular, no assurance can be given that the customary closing conditions will be fulfilled or that the Company will complete the transaction on the anticipated schedule or at all. Any forward-looking statements made in this Current Report on Form 8-K are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, will have the expected consequences to, or effects on, the Company or its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecasted by the Company’s forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: September 21, 2015	By:	/s/ John R. Dent
	Name:	John R. Dent
	Title:	General Counsel

ESH HOSPITALITY, INC.

Date: September 21, 2015	By:	/s/ John R. Dent
	Name:	John R. Dent
	Title:	General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

2.1*	Purchase and Sale Agreement, by and between ESA P Portfolio L.L.C., ESH/TN Properties L.L.C and ESH Strategies Branding LLC, collectively, as Seller, and DW Crossland Owner LLC, as Buyer, dated as of September 18, 2015.

99.1	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated September 21, 2015, announcing entry into the Agreement.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.